                                                           Exhibit 10-16


                            FIFTH AMENDMENT TO LEASE


         THIS FIFTH AMENDMENT TO LEASE is made this 5th day of July 1999, between First Avenue West Building L.L.C., a Washington Limited Liability Company ("Landlord" herein) and F5 Networks, Inc., ("Tenant" herein) for the premises located in the city of Seattle, County of King, State of Washington, commonly known as Suite 500, First West Building, 200 First Avenue West.

                                    RECITALS

A. Landlord and Tenant are parties to that certain lease dated October 9th, 1997, the First Amendment to Lease dated July 23rd, 1998, the Second Amendment to Lease dated September 30, 1998, the Third Amendment to Lease dated January 6, 1999, and the Fourth Amendment to Lease dated July 2, 1999 (the "Lease" herein). The Lease is made a part hereof as though set forth in full herein.

B. Landlord and Tenant hereby express their mutual desire and intend to amend by this writing those terms, covenants and conditions contained in "3. RENT", "10. ASSIGNMENT AND SUBLETTING" and "Premises Rentable Area, tenant proportionate share and security deposit" as shown on Lease Reference Page.

NOW, THEREFORE, as parties hereto, Landlord and Tenant Agree as follows:

AMENDMENTS:

1. Paragraph "3. RENT" shall as of August 15, 1999 be amended to hereinafter additionally provide as follows:


     PERIOD                    TERM                   RATE/RSF       ANNUAL RENT         MONTHLY RENT
     ------                    ----                   --------       -----------         ------------
     Year 1         (08/15/99 through 02/29/00)        $18.63        $501,504.00          $41,792.00
     Year 2         (03/01/00 through 02/28/01)        $19.79        $532,691.04          $44,390.92
     Year 3         (03/01/01 through 02/28/02)        $22.34        $601,417.08          $50,118.09
     Year 4         (03/01/02 through 02/29/03)        $23.34        $628,339.92          $52,361.66
     Year 5         (03/01/03 through 02/28/04)        $24.34        $655,263.00          $54,605.25
     Year 6         (03/01/04 through 02/28/05)        $25.00        $146,750.04          $12,229.17
     Year 7         (03/01/05 through 08/14/05)        $26.00        $152,619.96          $12,718.33



2. "10. ASSIGNMENT AND SUBLETTING", with respect to the 5,870 square feet leased in the Fifth Amendment to Lease, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent of Landlord, whose consent will not be unreasonably withheld or delayed, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least ten (10) days prior to the proposed commencement date of such subletting or assignment, which notice shall set for the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

The Tenant shall have the right to withdraw its request for consent to an assignment to prevent premature termination of the Lease. Similarly, the Tenant shall have the right to withdraw its request for approval of a sublease to prevent the recapture of any of its Premises by the Landlord. The Landlord's consent should not be required in connection with a corporate merger, reorganization, public offering or other corporate restructuring. The Landlord should have to exercise its right under this Article within ten (10) days of the Tenant's notice. The Tenant's obligation to reimburse Landlord for cost incurred in connection with review and approval of an assignment or a sublease should be capped at $500.00.

In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within ten (10) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises, the Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures only a portion of the Premises, the rent during the unexpired Term shall abate, proportionately, based on the rent as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Tenant with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting. Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights of the Premises, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, rights, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, rights, privileges or services to assignee or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article shall be void.

In the event that Tenant sells, sublets, assigns, or transfers this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% (one hundred percent) of the gross increase in such rent as such rent is received by Tenant and 100% (one hundred percent) of any other consideration received by Tenant from such subtenant in connection with such sublease or in the case of an assignment of this Lease by Tenant, Landlord shall receive 100% (one hundred percent) of any consideration paid to Tenant by such assignee in connection with such assignment.

3. "Premises Rentable Area" as shown on Lease Reference Page shall be amended to reflect the additional suite 200 (5,870 RSF) shown on Exhibit A on the fifth floor plus the existing suites totaling the square footage of 26,923 effective August 15, 1999.

4. "Tenant Proportionate Share" as shown on Lease Reference Page shall be amended to reflect the expanded suite percentage of 42.73% effective August 15, 1999.

5. "Security Deposit" as shown on the lease Reference Page shall be amended to reflect the addition of $39,133.32 to the existing security deposit to total $206,112.06 as tenant security deposit for the amended lease.

6. "Term" as shown on the reference page shall as of August 15, 1999, be amended to hereinafter additionally provide as follows: "SIX (6) YEARS COMMENCING THE SOONER OF OCCUPANCY OR AUGUST 15, 1999 ON THE 5,870 SQUARE FEET ONLY ADDED BY THIS FIFTH AMENDMENT"

INCORPORATION:

7 Except as herein modified, all other terms and conditions of the Lease between the parties above described are ratified and affirmed and shall continue in full force and effect.

         The parties hereto have executed this Fifth Amendment to Lease on the date specified below their respective signatures.

LANDLORD                                    TENANT

FIRST AVENUE WEST BUILDING L.L.C.           F5 NETWORKS, INC.
A WASHINGTON LIMITED LIABILITY CO.          A WASHINGTON CORPORATION



BY:                                         BY:
   -----------------------------------          -------------------------------
         Fred W. Hines, Jr.                          Jeffrey S. Hussey
ITS:     Managing Agent                     ITS:     President and CEO
DATE:                                       DATE:
      --------------------------------            -----------------------------

                                            BY:
                                                -------------------------------
                                                     Robert J. Chamberlain
                                            ITS:
                                                 ------------------------------
                                            DATE:
                                                 ------------------------------

STATE OF WASHINGTON        )
                           )       SS
COUNTY OF SNOHOMISH        )

         I certify that I know or have satisfactory evidence that FRED W. HINES, JR. signed this instrument on oath, that he was authorized to execute said instrument as the Managing Agent of FirstAvenue West Building L.L.C. pursuant to the provisions of the Limited Liability Company and acknowledged said instrument as the managing agent of the First Avenue West Building L.L.C. to be the free and voluntary act of said Limited Liability Company for the uses and purposes mentioned in said instrument

Date:
      ------------------------------------


------------------------------------------------
Notary Public in and for the State of Washington
residing at
            ------------------------------------
Print Name
My appointment expires:
                        ------------------------







STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

         On this _______ day of _______________________, 19____, personally appeared before me JEFFREY S. HUSSEY, to me known to be the President and CEO of F5 Networks, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Date:
      ------------------------------------


------------------------------------------------
Notary Public in and for the State of Washington
residing at
            ------------------------------------
Print Name
My appointment expires:
                        ------------------------

STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

         On this _______ day of _______________________, 19____, personally appeared before me ROBERT J. CHAMBERLAIN, to me known to be the _________________________ of F5 Networks, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Date:
      ------------------------------------


------------------------------------------------
Notary Public in and for the State of Washington
residing at
            ------------------------------------
Print Name
My appointment expires:
                        ------------------------


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